                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed  by  the  Registrant          (X)
Filed  by  a  Party  other  than  the  Registrant          (  )

Check  the  appropriate  box:

(X)       Preliminary  Proxy  Statement
(  )     Confidential,  for  Use  of  the Commission Only
         (as permitted by Rule 14a-6(e)(2))
(  )     Definitive  Proxy  Statement
(  )     Definitive  Additional  Materials
(  )     Soliciting  Material  Pursuant  to  Section  240.14a-11(c)
          or  Section  240.14a-12

                            SILVERADO GOLD MINES LTD.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

(X)     No  fee  required

(  )    Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1)
        and  0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:

     2)   Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed  maximum  aggregate  value  of  transaction:

     5)   Total  fee  paid:

(  )  Fee  paid  previously  with  preliminary  materials.

(  )  Check box if any part of  the  fee  is offset as provided  by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously  Paid:
     2)   Form,  Schedule  or  Registration  Statement  No.:
     3)   Filing  Party:
     4)   Date  Filed:

                            SILVERADO GOLD MINES LTD.
                       Suite 505, 1111 West Georgia Street
                             Vancouver, BC  V6E 4M3

                  NOTICE OF 2003 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 30, 2003

To  our  Shareholders:

Notice is hereby given that the 2003 Annual General Meeting of the shareholders of Silverado Gold Mines Ltd., a British Columbia company (the "Company") will be held at The Melville Room, Main Floor, 1111 West Georgia Street, Vancouver, BC V6E 4M3 on May 30, 2003, commencing at 9:00 a.m. (Pacific Time), for the following purposes:

1.   To  receive  and  consider  the  Report  of  the  Directors;

2. To receive and consider the audited financial statements of the Company for the year ended November 30, 2002, together with the auditor's report thereon;

3.   To  fix  the  number  of  directors  of  the  Company  at  four  directors;

4. To elect four directors for a term expiring at the next annual meeting of shareholders, or until their successors are duly elected or qualified;

5. To consider and, if deemed advisable, approve, as a special resolution, the amendment to the Articles of the Company to increase the quorum requirement for meetings of shareholders such that shareholders holding a minimum of 33 1/3% of the outstanding common shares of the Company entitled to vote will be required to be present at any meeting of shareholders, whether in person or by proxy, in order to transact business;

6. To consider and act upon a proposal to approve the Company's 2003 Stock Option Plan;

7. To appoint Morgan & Company as independent auditors for the Company for the ensuing year and to authorize the directors to fix the remuneration to be paid to the auditors; and

8. To consider and act upon such other business as may properly come before the Meeting or any adjournment thereof.

Shareholders unable to attend the meeting in person are requested to read the enclosed Information Circular/ Proxy Statement and Proxy and then complete and deposit the Proxy in accordance with its instructions. Unregistered shareholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the Proxy to them.

Only shareholders of record at the close of business on April 30, 2003 are entitled to notice of, and to vote at, this meeting.

                                       BY  ORDER  OF  THE  BOARD  OF  DIRECTORS
                                       OF  SILVERADO  GOLD  MINES  LTD.



                                       John  Mackay,  Secretary
Vancouver,  British  Columbia
April     ,  2003
                                       IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE SILVERADO GOLD MINES LTD. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                            SILVERADO GOLD MINES LTD.
                       Suite 505, 1111 West Georgia Street
                             Vancouver, BC  V6E 4M3


                      INFORMATION CIRCULAR/ PROXY STATEMENT
                 FOR THE 2003 ANNUAL MEETING OF THE SHAREHOLDERS
                           TO BE HELD ON MAY 30, 2003


                         THE 2003 ANNUAL GENERAL MEETING

GENERAL

This Information Circular/ Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of Proxies by the board of directors of Silverado Gold Mines Ltd., a British Columbia company (the "Company" or "we") for use at the 2003 Annual Meeting of the Shareholders to be held on May 30, 2003 at 9:00 a.m. (Pacific Time) at The Melville Room, Main Floor, 1111 West Georgia Street, Vancouver, BC V6E 4M3, and at any adjournment thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting.

A  copy  of the Company's Audit Committee Charter is attached hereto as Appendix
A. A copy of the Special Resolution on British Columbia Company Act Form 19, as required to give effect to the amendment to the Company's Articles to increase the minimum quorum requirement, is attached hereto as Appendix B. A copy of the Company's 2003 Stock Option Plan is attached to this proxy statement as Appendix C.

This Proxy Statement, the Notice of Meeting, the enclosed form of Proxy and the Company's Annual Report on Form 10-KSB for the year ended November 30, 2002 are expected to be mailed to shareholders on or about May 6, 2003.

COMPLETION  AND  VOTING  OF  PROXIES

The persons named in the accompanying Proxy as proxyholders are directors or officers of the Company. A registered shareholder or an intermediary holding shares and acting on behalf of an unregistered shareholder has the right to appoint a person (who need not be a shareholder) to attend and act on their behalf at the Meeting other than the persons named in the Proxy as proxyholders. To exercise this right, the registered shareholder or intermediary must strike out the names of the persons named in the Proxy as proxyholders and insert the name of their nominee in the space provided or complete another Proxy.

A registered shareholder or intermediary acting on behalf of an unregistered shareholder may indicate the manner in which the persons named in the enclosed Proxy are to vote with respect to any matter by marking an "X" in the appropriate space. On any poll requested or required (for the reason described above) those persons will vote or withhold from voting the shares in respect of which they are appointed in accordance with the directions, if any, given in the Proxy provided such directions are certain.


If a registered shareholder or intermediary acting on behalf of an unregistered shareholder wishes to confer a discretionary authority with respect to any matter, then the space should be left blank. In such instance, the proxyholder, if nominated by management, intends to vote the shares represented by the Proxy in favour of the motion. The enclosed Proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Meeting and with respect to other matters which may be properly brought before the Meeting. At the time of printing this Proxy Statement, the management of the Company is not aware that any such amendments, variations or other matters are to be presented for action at the Meeting. If, however, other matters which are not now known to the management should properly come before the Meeting, the Proxies hereby solicited will be exercised on such matters in accordance with the best judgement of the nominees.

The Proxy must be dated and signed by the intermediary acting on behalf of an unregistered shareholder or by the registered shareholder or their attorney authorized in writing. In the case of a corporation, the Proxy must be dated and executed under its corporate seal or signed by a duly authorized officer or attorney for the corporation and, in either case, accompanied by a certified directors' resolution authorizing its execution.

The completed Proxy, together with the power of attorney or other authority, if any, under which it was signed or a notarially certified copy thereof, must be deposited with the Company's transfer agent in accordance with the instructions contained in the Proxy. Unregistered shareholders must deliver their completed Proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the Proxy to them.

REVOCATION  OF  PROXIES

A registered shareholder or an intermediary acting on behalf of an unregistered shareholder has the power to revoke a Proxy previously given by them. Revocation can be effected by an instrument in writing (including a Proxy bearing a later date) signed by the intermediary or registered shareholder or their attorney authorized in writing and in the case of a corporation, executed under its corporate seal or signed by a duly authorized officer or attorney for the corporation, and either delivered (and, in the case of a corporate shareholder, accompanied by a certified directors' resolution authorizing its execution) to the registered office of the Company at 2800 Park Place, 666 Burrard Street, Vancouver, British Columbia, Canada V6C 2Z7 any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or deposited with the Chairman of the Meeting prior to the hour of commencement on the day of the Meeting.

RECORD  DATE  AND  SHARES  ENTITLED  TO  VOTE

The Company has only one class of shares entitled to be voted at the Meeting, namely, common shares. Holders of common shares are entitled to one vote at the annual meeting for each common share held of record at the record date. There are no separate voting groups or separate series of stock. There is no cumulative voting in the election of directors.

The board of directors of the Company has fixed the close of business on April 30, 2003 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. At the record date, there were approximately 107,834,121 common shares issued, outstanding, and entitled to vote at the annual meeting.

QUORUM

A quorum is necessary to hold a valid meeting of shareholders. The required quorum for the transaction of business at the Meeting is two persons entitled to vote, which persons must be present in person or represented by Proxy at the Meeting. Common shares present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

Abstentions and broker "non-votes" are counted as present and entitled to vote for determination of a quorum. An abstention is a properly executed proxy marked ABSTAIN for any matter. A broker "non-vote" occurs when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner, and (2) the broker lacks discretionary voting power to vote such shares.



VOTES  REQUIRED

Voting at the Meeting will be by a show of hands, each shareholder having one vote, unless a poll is demanded. If a poll is demanded, each shareholder is entitled to one vote for each share held.

The affirmative vote of the holders of a plurality of the common shares voting is required for the election of directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. A vote is withheld when a properly executed proxy is marked WITHHOLD for the election of one or more directors. Votes that are withheld will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors.

The following matters require the approval of the shareholders of the Company by ordinary resolution: (a) the fixing of the number of directors for the ensuing year; (b) the approval of the Company's 2003 Stock Option Plan; and (c) the approval of the appointment of the Company's auditors. An ordinary resolution of the shareholders of the Company requires the approval of a majority of greater than (50%) of the votes cast in favor of the resolution. Shareholders may vote in favor or against any of these proposals, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have no effect on the vote with respect to the proposals listed in this paragraph.

The approval of the amendment to the Company's Articles to increase the minimum quorum requirement for meetings of shareholders requires the approval of the shareholders of the Company by a special resolution. A special resolution of the shareholders of the Company requires the approval of a majority of three-quarters (75%) of the votes cast in favor of the resolution. Shareholders may vote in favor or against any of these proposals, or they may abstain. Abstentions will be counted for purposes of determining the presence or absence of a quorum and will have no effect on the vote with respect to the amendment to the Company's Articles.

Shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter will not be voted in favor of such matter and will not be counted as shares voting on such matter. Accordingly, broker non-votes, if any, will be counted for the purposes of determining the presence or absence of a quorum, but will have no effect on the election of directors or the approval of the following matters:

(a)     the  fixing  of  the  number  of  directors;
(b)     the  amendment  to  the  Company's  Articles;
(c)     the  approval  of  the  2003  Stock  Option  Plan;  or
(d)     the  appointment  of  the  Company's  auditors;

SHAREHOLDER  PROPOSALS

No proposals have been received from any shareholder to be considered at the Meeting.

SOLICITATION  OF  PROXIES

The Company will bear the costs of the Meeting and the costs of soliciting proxies for the Meeting, including the cost of printing and mailing this Information Circular/Proxy Statement and related materials. In addition to the solicitation of proxies by the board of directors through use of the mails, proxies may also be solicited by the Company and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of common stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $10,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company proxies and related materials may be directed in writing to John R. MacKay, at Suite 505, 1111 West Georgia Street, Vancouver, British Columbia, Canada V6E 4M3.


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial or material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Meeting except for the current and future directors and executive officers of the Company and any of its subsidiaries inasmuch as they may be granted options to purchase common shares of the Company pursuant to the 2003 Stock Option Plan:

1. each person who has been a director or executive officer of the Company at any time since the beginning of the last fiscal year of the Company;

2.   each  nominee  for  election  as  a  director  of  the  Company;  or

3.   any  affiliate  or  associate  of  any  of  the  foregoing  persons.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of the Company's common shares owned beneficially as of April 4, 2003 by: (i) each of the Company's directors and nominees, (ii) each of the Company's executive officers, and (iii) the Company's executive officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.


                    Name  and  address      Number  of Shares   Percentage  of
Title  of  class    of beneficial owner     of Common Stock     Common Stock(1)
--------------------------------------------------------------------------------
Common  Shares      Garry  L.  Anselmo,     7,050,007 (2)       6.4%
                    Director,  President,
                    Chief  Executive  Officer and
                    Chief  Financial  Officer
--------------------------------------------------------------------------------
Common  Shares      James  F.  Dixon,       1,514,484 (3)       1.4%
                    Director
--------------------------------------------------------------------------------
Common  Shares      Stuart  McCulloch,      883,400 (4)         0.8%
                    Director
--------------------------------------------------------------------------------
Common  Shares      Peter  Rook-Green
                    Director  Nominee       NIL                 NIL%
--------------------------------------------------------------------------------
Common  Shares      John  R.  Mackay
                    Secretary                900,000  (5)        0.8%
--------------------------------------------------------------------------------
Common  Shares       Edward  Armstrong       3,505,000  (6)      3.2%
                     President  of
                     Silverado Green Fuel Inc.
--------------------------------------------------------------------------------
Common  Shares     Warrack  Willson          1,850,000  (7)      1.7%
                   Vice-President  of
                   Silverado Green Fuel  Inc.
--------------------------------------------------------------------------------
Common  Shares     All  Directors  and       15,702,891  (8)     13.7%
                   Executive Officers as
                   a Group (6 persons)
--------------------------------------------------------------------------------

(1) Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares.
Certain  shares  may  be
deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on April 4, 2003. As of April 4, 2003, there were 107,834,121 shares issued and outstanding.

(2) Consists of 4,050,000 shares held by Garry L. Anselmo, 7 shares owned by Tri-Con Mining Ltd, and 3,000,000 shares that can be acquired by Mr. Anselmo upon exercise of options to purchase shares held by Mr. Anselmo within 60 days of the date hereof.

(3) Consists of 214,484 shares held directly and indirectly by James F. Dixon and 1,300,000 shares that can be acquired by Mr. Dixon upon exercise of options to purchase shares held by Mr. Dixon within 60 days of the date hereof.

(4) Consists of 33,400 shares held by Stuart McCulloch and 850,000 shares that can be acquired by Mr. McCulloch upon exercise of options to purchase shares held by Mr. McCulloch within 60 days of the date hereof.

(5) Consists of 100,000 shares held by Mr. Mackay and 800,000 shares that can be acquired by Mr. Mackay upon exercise of options to purchase shares held by Mr. Mackay within 60 days of the date hereof.

(6) Consists of 2,005,000 shares held by Mr. Armstrong and 1,500,000 shares that can be acquired by Mr. Armstrong upon exercise of options to purchase shares held by Mr. Armstrong within 60 days of the date hereof.

(7) Consists of 1,200,000 shares held by Dr. Willson and 650,000 shares that can be acquired by Dr. Willson upon exercise of options to purchase shares held by Dr. Willson within 60 days of the date hereof.

(8) Consists of 7,602,891 shares held by our directors and executive officers and 8,100,000 shares that can be acquired by our directors and executive officers upon exercise of options to purchase shares held by our directors and executive officers within 60 days of the date hereof.

================================================================================

To the knowledge of the directors and senior officers of the Company, no one person beneficially owns, directly or indirectly, or exercises control or direction over common shares carrying more than 5% of the voting rights attached to all outstanding shares of the Company which have the right to vote in all circumstances, other than Mr. Anselmo.

                               PROPOSAL NUMBER ONE

                  FIXING THE NUMBER OF DIRECTORS OF THE COMPANY

The Board of Directors currently consists of three directors. The Board of Directors considers it in the best interests of the Company to fix the number of directors at four directors. The increase to the number of directors is recommended in order that the there will be the opportunity for an increased number of independent directors available to constitute the audit committee of the directors of the Company. Due to recent amendments to the Securities Exchange Act of 1934 as a consequence of the Sarbanes-Oxley Act of 2002, each director serving on the Company's audit committee must be an independent director.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE FIXING OF THE NUMBER OF DIRECTORS AT FOUR DIRECTORS.

                               PROPOSAL NUMBER TWO

         ELECTION OF DIRECTORS TO THE BOARD OF DIRECTORS OF THE COMPANY

The Board of Directors currently consists of three directors, namely Garry L. Anselmo, Stuart McCulloch and James Dixon. It is proposed that the number of directors be increased to four directors. This increase to the number of directors is the subject of Proposal Number One. Each of the current directors of the Company has been nominated for election to the Board of Directors. Peter Rook-Green has been nominated for election to the Board of Directors to fill the new board position. Directors are elected at the Annual Meeting of shareholders and hold office until the next Annual Meeting of shareholders and until their successors are elected and qualified.

NOMINEES  FOR  ELECTION  AS  DIRECTORS

The  nominees  for  election  to  the  Board  of  Directors  are:

     GARRY  L.  ANSELMO
     STUART  MCCULLOCH
     JAMES  DIXON
     PETER  ROOK-GREEN

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THESE NOMINEES. DIRECTORS ARE ELECTED BY A PLURALITY OF THE VOTES CAST.

It is the intention of the persons named in the accompanying form of proxy to vote proxies for the election of the four nominees. Each nominee has consented to being named in this Proxy Statement and to serve, if elected. In the event that any of the nominees should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy intend to vote for substitute nominees.

The age of each nominee as of March 31, 2003, his position with the Company, if any, the year in which he first became a director of the Company, his business experience during the past five years and other directorships he holds are set forth below.
Name                   Age    Position  with  the  Company
------------------     ---    --------------------------------------------------
Garry  L.  Anselmo      59    Chairman  of the Board and Chief Operating Officer
                              since  May  4, 1973; President and Chief Executive
                              Officer  from May 1, 1979 to November 4, 1994, and
                              from  March  1,  1997  to present. Chief Financial
                              Officer  since  March  1,  1997

James F. Dixon (1) (2)  55    Director  since  May  6,  1988

Stuart C.
McCulloch (1) (2)       67    Director  since  December  14,  1998

Peter  Rook-Green       62    None.

John  R.  Mackay        70    Corporate  Secretary  since  June  1,  1998

Edward J. Armstrong     54    President  of  wholly-owned  subsidiary, Silverado
                              Green  Fuel  Inc.,  since  September  25,  1997;

Warrack  G.  Willson    59    Vice-President,  Fuel  Technology  of wholly-owned
                              subsidiary, Silverado Green Fuel Inc., since March
                              21,  2000.
     (1)     Member  of  Silverado's  Audit  Committee
     (2)     Member  of  Silverado's  Compensation  Committee

Set forth below is a brief description of the background and business experience of each of the Company's executive officers, directors and director nominees for the past five years:

Mr. Anselmo is presently the Chairman of the Board of Directors, President, Chief Executive and Chief Financial Officer of the Company. He is also the Chairman, Chief Executive Officer and Chief Financial Officer of the Company's wholly owned subsidiary, Silverado Green Fuel Inc. He resumed his duties as President, Chief Executive Officer, and Chief Financial Officer of the Company on March 1, 1997, after transferring those duties to J.P. Tangen from November
1, 1994, until March 1, 1997. Prior to the arrival of Mr. Tangen, Mr. Anselmo held those duties from May of 1973. Mr. Anselmo founded Tri-Con Mining Ltd., a private mining service company, in 1968, and is currently a shareholder, director, and president of Tri-Con Ltd. He is also the Chairman and director of Tri-Con Ltd.'s United States operating subsidiaries, Tri-Con Mining Inc. and
Tri-Con Mining Alaska Inc. Mr. Anselmo obtained his Bachelor of Arts degree from Simon Fraser University in British Columbia, Canada.

Mr. Dixon is a director of the Company. Mr. Dixon holds a bachelor of commerce degree and a bachelor of law degree. Mr. Dixon has been engaged in the practice of law since 1973. He is a lawyer and a partner in the law firm of Shandro Dixon Edgson, Barristers and Solicitors, of Vancouver, British Columbia.

Mr. McCulloch is a director of the Company and its subsidiary, Silverado Green Fuel Inc. Mr. McCulloch retired as District Manager from Canada Safeway, in January, 1991.

Mr. Peter Rook-Green is a nominee to the Company's board of directors. From 1994 to the present, Mr. Rook-Green has been the president of Rook-Green Investments Inc. (d.b.a. R-G Management), a private company controlled by Mr. Rook-Green engaged in providing administrative and accounting services to companies. Mr. Rook-Green obtained a Certified Management Accountant (C.M.A.) designation in 1971. Mr. Rook-Green has been involved as a director or officer with  the  following  public  companies  for  the  periods  set  forth  below:

1. May 1996 to present, Corporate Secretary and C.F.O. of Pallaum Minerals Ltd., Vancouver, B.C., Canada, a resource company trading on the TSX-V;
2.   February  1997  to  June,  2000,  Corporate  Secretary  of  Globalstore.com
     Incorporated, Vancouver, B.C., an internet technology company trading on the TSX-V;
3. September 1998 to November, 2001 Corporate Secretary, January, 2001 to present, Director, and November, 2001 to present, President of Olympus Stone Inc., Vancouver, B.C., a resource company trading on the TSX-V;
4. February, 2000 to April, 2001, Corporate Secretary of US Diamond Corp., Vancouver, B.C., a resource company trading on the TSX-V;
5. March, 1998 to present, Director of Anglo-Andean Explorations Inc., Vancouver, B.C., a resource company trading on the TSX-V;
6. January, 2000 to December, 2000, Director of Rystar Communications Ltd., Vancouver, B.C., trading on the TSX-V;
7. October, 1999 to present, Director of Terramin Resources, Inc., a resource company trading on the TSX-V;
8. January, 2001 to present, Director of Consolidated Fortress Resources Inc. (now Fortress IT Corp.) a resource company trading on the TSX-V;
9. June, 2001 to present, Director of Rome Resources Ltd., a resource company trading on the TSX-V.;
10. August 2002 to present, Chief Financial Officer, Goldrea Resources Corp., a resource company trading on the TSX-V;
11. September 2002 to present, Director Stirrup Creek Gold Ltd., a resource company trading on the TSX-V;
12. March 2003 to present, Director of Molycor Gold Corp., a resource company trading on the TSX-V; and
13. 2000 to date, Secretary, Chief Financial Officer and Director, American Petro-Hunter Inc. (NASDBB).

Mr. Mackay has served as Corporate Secretary of the Company since June 1998. Mr. Mackay is a practicing lawyer who, from March 1993 to June 1998, was a sole practitioner. Prior to 1993, Mr. Mackay was a lawyer and partner in the law firm Davis and Company, Barristers and Solicitors, of Vancouver, British Columbia for 35 years.

Mr. Armstrong has been President of the Company's U.S. subsidiary, Silverado Green Fuel Inc., since September 1997. He is also President of Tri-Con Mining Ltd.'s United States operating subsidiaries, Tri-Con Mining Inc. and Tri-Con
Mining Alaska Inc. Mr. Armstrong holds a Bachelor of Science in Geology degree from Washington State University, 1971.

Dr. Willson was appointed Vice-President, Fuel Technology, in March 2000, to lead the conversion of the Grant Mill into a commercial level Low-Rank Coal-Water Fuel plant. Dr. Willson holds a Supervisory Chemical Engineering Rating from the US Civil Service Commission, 1978, a PhD in Physical Chemistry from the University of Wyoming, 1970 and a BA in Chemistry and Mathematics from the University of Northern Colorado, 1965. He founded Coal-Water Fuel Services in 1994, which provides engineering services to develop clean coal conversion projects to develop low cost and non-hazardous alternatives to oil.

SIGNIFICANT  EMPLOYEES

The Company does not have any other significant employees, other than its directors and executive officers.

FAMILY  RELATIONSHIPS

Mr. Anselmo and Mr. McCulloch, each of whom is a director of the Company, are cousins.

TERMS  OF  OFFICE

The directors of the Company are elected to hold office until the next annual meeting of the shareholders and until their respective successors have been elected and qualified. Executive officers of the Company are elected by the Board of Directors and to hold office until their successors are elected and qualified.



          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based on its review of the copies of such forms received by it, the Company believes that during the fiscal year ended November 30, 2002 all such filing requirements applicable to its officers and directors were complied with exception that reports were filed late by the following persons:
--------------------------------------------------------------------------------

                                 Number     Transactions   Known  Failures
                                 Of Late    Not Timely     To File a Required
Name and Principal Position      Reports    Reported       Form

--------------------------------------------------------------------------------

Warrack  Willson,               One          One               None
Vice-President  of
Silverado  Green  Fuel  Inc.


--------------------------------------------------------------------------------

                      COMMITTEES OF THE BOARD OF DIRECTORS

The Company has an audit committee comprised of James Dixon and Stuart McCulloch as its members. The Company has a compensation committee comprised of James Dixon and Stuart McCulloch that has been responsible for recommending grants and terms of options granted by the board of directors to the Company's directors, officers, employees and consultants. The Company does not presently have a nominating committee or any other committees. However, the Board of Directors may establish various committees during the current fiscal year.

                                 AUDIT COMMITTEE

The members of the Audit Committee of the Board of Directors are independent as that term is defined in Rule 121 of the American Stock Exchange ("AMEX") listing standards. The Audit Committee has reviewed and discussed the audited financial statements for fiscal year ended November 30, 2002 with the Company's management. In addition, the Audit Committee has discussed with the Company's independent public accountants, Morgan & Company, the matters required by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Morgan & Company required by Independence Standards Board Standard No. 1 and has discussed, with Morgan & Company, their independence. The Audit Committee considered the compatibility of non-audit services with the auditors' independence. Based on the discussions and reviews referenced above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements for fiscal year ended November 30, 2002 be included in the Company's Annual Report on Form 10-KSB for fiscal year ended November 30, 2002 .

The Audit Committee of the Company's Board of Directors is comprised of James Dixon and Stuart McCulloch.

The Company has adopted an audit committee charter, a copy of which is attached to this Proxy Statement as Appendix A.

The Company's audit committee currently does not have a member who is a "financial expert", as defined in the Company's audit committee charter, due to the fact that neither of the Company's current independent directors meets the standard for a "financial expert". Mr. Peter Rook-Green has been nominated as a director in order that this requirement of the Company's audit committee charter can be met. The board of directors has determined that Mr. Rook-Green meets the definition of a "financial expert" based on his experience and qualification as a certified management accountant and his experience acting as a director and executive officer of public companies. It is contemplated that Mr. Rook-Green will be appointed as a member of the Company's audit committee in the event of his election to the board of directors of the Company.


                MEETINGS OF DIRECTORS DURING THE 2003 FISCAL YEAR

During our 2002 fiscal year, a total of 14 meetings of our board of directors were held and various matters were approved by consent resolution. All of our directors attended each of the meetings of our board of directors held during the 2002 fiscal year.

                             EXECUTIVE COMPENSATION

COMPENSATION  OF  EXECUTIVE  OFFICERS

The following table sets forth certain compensation information for Mr. Garry L. Anselmo, the Company's chief executive officer (the "name executive officer") for the fiscal years ended November 30, 2002, 2001 and 2000.

No executive officer of the Company earned total annual salary and bonus exceeding $100,000 during the fiscal year ended November 30, 2002.


                        Summary Compensation Table
--------------------------------------------------------------------------------
                          Annual Compensation      Long Term Compensation
                       -------------------------   -----------------------
                                           Other                            All
                                           Annual    Awards       Payouts  Other
                                           Com-   -------------   -------   Com-
                                           pen-   Restricted                pen-
                                           sa-    Stock  Options/   LTIP    sa-
Name        Title      Year Salary   Bonus tion   Awarded SARs*(#)payouts($)tion
----        -----      ---- -------- ----- ------ ------- ------- --------- ----

Garry L.    Director,  2002  $0        0      0      0       0        0        0
Anselmo (1) President, 2001  $0        0      0      0   3,700,000    0        0
            Chief      2000  $0        0      0      0       0        0        0
            Executive
            Officer and
            Chief
            Financial
            Officer
--------------------------------------------------------------------------------


(1) Mr. Anselmo is employed and compensated by Tri-Con Mining Ltd., which provides management and mining exploration and development services to the
Company. Mr. Anselmo does not bill the Company for his time spent on the business of the Company and is not compensated directly or indirectly by the Company, other than through Tricon Mining Ltd. See- Certain Relationships and Related Transactions


STOCK  OPTION  GRANTS

The following table sets forth information with respect to stock options granted to the Company's named executive officer for the Company's fiscal year ended November 30, 2002.

                            OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                    (INDIVIDUAL GRANTS)

-------------------------------------------------------------------------------
                   Number  of        % of Total
                   Securities        Options      Exercise
                   Underlying        Granted to   Price
Name               Options Granted   Employees    (per Share)  Expiration Date
-------------------------------------------------------------------------------

Garry L. Anselmo,       NIL          Not          Not          Not
Director, President,                 Applicable   Applicable   Applicable
Chief Executive
Officer and Chief
Financial Officer
--------------------------------------------------------------------------------

EXERCISES  OF  STOCK  OPTIONS  AND  YEAR-END  OPTION  VALUES

The following is a summary of the share purchase options exercised by the Company's named executive officer for the Company's fiscal year ended November 30, 2002:



-------------------------------------------------------------------------------
               AGGREGATED OPTION/SAR EXERCISES DURING THE LAST
         FINANCIAL YEAR END AND FINANCIAL YEAR-END OPTION/SAR VALUES
-------------------------------------------------------------------------------
                                                              Value of
                                                              Unexercised
                                          Unexercised         In-The-Money
                                          Options at          Options/SARs at
Name (#)      Common Shares               Financial Year-End  Financial Year-End
              Acquired on   Value at      (#) exercisable /   ($) exercisable /
              Exercise ($)  Realized ($)  unexercisable       unexerciseable
--------------------------------------------------------------------------------
Garry L.        3,700,000   NIL  (1)       0/0                $NIL/ $NIL
Anselmo,
Director,
President,
Chief
Executive
Officer and
Chief Financial
Officer
--------------------------------------------------------------------------------


(1) Based on an exercise price of $0.15 per share and the market price of $0.11 per share as of the date of exercise.

LONG-TERM  INCENTIVE  PLANS

The Company does not have any long-term incentive plans, pension plans, or similar compensatory plans for its directors or executive officers.

COMPENSATION  OF  DIRECTORS

Directors of the Company receive no fees on an annual or per meeting basis, but the Company has periodically granted to directors options to purchase common shares. The Company's 2003 Stock Option Plan permits the grant of options for the purchase of shares of Common Stock to directors of the Company. See below under Proposal Number Four - "2003 Stock Option Plan".

CHANGE  IN  CONTROL  ARRANGEMENTS

The Company has entered into compensation agreements with two of the directors of the Company. The agreements provide for severance arrangements where change of control of the Company occurs, as defined, and the directors are terminated. The compensation payable to Mr. Garry L. Anselmo would include a lump sum payment of $4,000,000 plus the amount of annual bonuses that Mr. Anselmo would be entitled to receive for the eighteen month period following termination, plus benefits for the eighteen month period following termination. The compensation payable to Mr. James Dixon would include a lump sum payment of $100,000 plus the amount of annual bonuses that Mr. Dixon would be entitled to receive for the eighteen month period following termination, plus benefits for the eighteen month period following termination. The compensation that would be payable to the directors aggregates $4,100,000 plus the amount of annual bonuses and other benefits that they would have received in the eighteen months following termination.

EMPLOYMENT  CONTRACTS

The Company is not party to any employment contracts with any of its named executed officers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRI-CON  MINING  GROUP

The Company has had related party transactions with Tri-Con Mining Ltd., Tri-Con Mining Inc., Tri-Con Mining Alaska Inc. (collectively the "Tri-Con Mining Group"). Each of Tri-Con Mining Ltd., Tri-Con Mining Inc. and Tri-Con Mining Alaska Inc. are owned and controlled by Mr. Garry Anselmo, the Company's chief executive officer and chief financial officer and a director. The Company is party to three separate contracts dated January 1, 1997 with the Tri-Con Mining Group, one with each of Tri-Con Mining Ltd., Tri-Con Mining Inc. and Tri-Con Mining Alaska Inc.

The Tri-Con Group are operations, exploration and development contractors, and have been employed by the Company under contract since 1972 to carry out all its fieldwork and to provide administrative and management services. Under the current contracts dated January, 1997, the Company pays to the Tri-Con Group an amount equal to 115% of the costs incurred by the Tri-Con Group on behalf of the Company. The costs incurred by the Tri-Con Group include actual costs plus a support charge that is equal to 15% on operating expenditures and 25% on all project acquisition, exploration and development expenditures. Capital purchases are exempt from any support charges. Services of the directors of the Tri-Con Group are charged at a rate of Cdn. $75 per hour. Services of the directors of the Tri-Con Group who are also directors of the Company, namely Mr. Anselmo, are not charged. In addition, each agreement requires the Company to pay a base fee of $10,000 CDN (equal to approximately $6500 US) per month to each of Tri-Con Mining Ltd., Tri-Con Mining Inc. and Tri-Con Mining Alaska Inc. However, the Tri-Con Group has waived payment of the base fee under two of the agreements and is only paid $10,000 CDN (equal to approximately $6500 US) per month in total.

At November 30, 2002, the Company had prepaid $579,745 (2001 - payable of $291,310) to the Tri-Con Group for exploration, development and administration services to be performed during the current fiscal year on behalf of the Company. For the year 2002, the Tri-Con Mining Group's services for the current fiscal year focused mainly on preparation for year round production on its Nolan property, the low-rank coal-water fuel program as well as corporate planning, mining, engineering, and, and administration services at both its field and corporate offices.

The aggregate amounts paid to the Tri-Con Group each year by category, including amounts relating to the Grant Mine Project and Nolan properties, for disbursements and for services rendered by the Tri-Con Group personnel working on the Company's projects, and include interest charged on outstanding balances at the Tri-Con Group's borrowing costs are shown below:

                                                          2002     2001
--------------------------------------------------------------------------------

Exploration, development and field services  $   824,083    $  116,701

Administrative  and  management  services          194,272     179,740

Research                                           256,954     277,395
--------------------------------------------------------------------------------

                                             $   1,275,309  $  573,836
================================================================================


Amount of total charges in excess of Tri-Con
costs incurred                               $     348,634  $  126,951
--------------------------------------------------------------------------------

Excess  amount  charged  as  a  percentage  of
actual  costs  incurred                               27.3%       22.1%
================================================================================



Mr. Garry Anselmo is deemed to have indirectly received a benefit of $348,634 for the fiscal year ended November 30, 2002 and $126,951 for the fiscal year ended November 30, 2001 as the beneficial owner of the Tri-Con Group. Mr. Anselmo exercised options to purchase 3,700,000 shares at an exercise price of $0.15 per share during fiscal 2002. Mr. Anselmo was granted options to purchase 3,000,000 shares at a price of $0.68 per share in December 2002.

Mr. Edward Armstrong was paid $141,225 for the fiscal year ended November 30, 2002 and $132,573 for the fiscal year ended November 30, 2001 by the Tri-Con Group in respect of services provided by Mr. Armstrong to the Company and charged by the Tri-Con Group to the Company. Mr. Armstrong charges the Tri-Con Group at an hourly rate of $75 per hour for his services and the Tri-Con Group charges the Company at $75 per hour plus the contractual mark-up of 15%. Mr. Armstrong was granted options to purchase 2,000,000 common shares at a price of $0.112 during fiscal 2002, which options were exercised by Mr. Armstrong during fiscal 2002 at a time when the market price of the Company's shares was equal to the exercise price. Mr. Armstrong did not hold any stock options as of the end of November 30, 2002. Mr. Armstrong was granted options to purchase 1,500,000 shares at a price of $0.68 per share in December 2002.

Dr. Warrack Willson was paid $126,905 for the fiscal year ended November 30, 2002 and $116,922 for the fiscal year ended November 30, 2001 by the Tri-Con Group in respect of services provided by Dr. Willson to the Company and charged by the Tri-Con Group to the Company. Dr. Willson charges the Tri-Con Group at an hourly rate of $75 per hour for his services and the Tri-Con Group charges the Company at $75 per hour plus the contractual mark-up of 15%. Dr. Willson was granted options to purchase 1,200,000 common shares at a price of $0.125 during fiscal 2002, which options were exercised by Dr. Willson during fiscal 2002. Dr. Willson did not hold any stock options as of the end of November 30, 2002. Dr. Willson was granted options to purchase 650,000 shares at a price of $0.68 per share in December 2002.


Dr. Willson is party to an agreement dated March 19, 2001 whereby he has agreed to act as the vice-president of the Company's fuel technology division for a ten year term. The Company has agreed to pay to Dr. Willson a base salary of $10,000 per month upon the Company obtaining funding to build a low-rank coal-water fuel demonstration facility. In addition, the Company agreed to issue options to purchase 1,200,000 shares at a price of $0.125 per share, which options have been issued and exercised. The obligation to pay the base salary has not been triggered to date and Dr. Willson is compensated by the Tri-Con Group, as discussed above.

                              PROPOSAL NUMBER THREE

          AMENDMENT TO THE ARTICLES TO INCREASE THE QUORUM REQUIREMENT

The Articles of the Company currently specify that a quorum consisting of two persons entitled to vote is necessary to transact business at any meeting of the shareholders of the Company. The quorum for the shareholders meetings represents the number of shareholders and accompanying shares that must be present at a meeting of the shareholders of the Company in order that business can be transacted. The board of directors of the Company considers it in the best interests of the Company to increase the quorum requirement such that shareholders holding a minimum of 33 1/3% of the outstanding common shares of the Company entitled to vote must be present at any meeting, in person or by proxy, to transact business. The purpose of the amendment is to enable the Company to meet the minimum quorum requirement for listing on exchanges and markets more senior to the OTC Bulletin Board, including the proposed BBX Exchange. More senior exchanges and markets typically require as a condition of listing that a listed company have a minimum quorum requirement of 33 1/3% of the outstanding voting shares. The Company currently does not meet this eligibility requirement. Accordingly, the board of directors has proposed the amendment to increase the quorum requirement to enable it to satisfy this listing anticipated requirement. The Company currently has not submitted any listing application to any senior exchange or market.

If approved by the shareholders of the Company as a special resolution, the amendment to the Articles of the Company will be effected by the filing of the special resolution on British Columbia Company Act Form 19 with the British Columbia Registrar of Companies. The text of the special resolution is attached hereto as Appendix B. The special resolution will substitute the existing
Section 7.5 of the Company's Articles with the new Section 7.5 that is attached to the special resolution. The amended Articles will provide for a minimum quorum requirement of shareholders holding a minimum of 33 1/3% of the outstanding common shares of the Company entitled to vote being present at the meeting, whether in person or by proxy. The amended Articles will also provide that if a quorum is not present at any meeting, then the meeting will be adjourned for a period of two weeks and will be reconvened at the same time on the date that is two weeks from the date of the originally scheduled meeting, at which time the quorum will be the minimum quorum requirement prescribed by the British Columbia Act. The minimum quorum requirement prescribed by the British Columbia Act is two persons entitled to vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE ARTICLES OF THE COMPANY TO INCREASE THE QUORUM REQUIREMENT.

                              PROPOSAL NUMBER FOUR

                     APPROVAL OF THE 2003 STOCK OPTION PLAN

GENERAL. On April 15, 2003, the Board of Directors adopted the Company's 2003 Stock Option Plan (the "Plan"), which authorizes the Board, or a Committee of the Board that administers the Plan (the "Committee"), to grant non-qualified stock options and incentive stock options (the "Options") to directors, officers, employees and consultants of the Company. The United States Internal Revenue Code of 1986, as amended (the "Code"), among other things, provides certain tax advantages to persons granted stock options under a qualifying "incentive stock option plan." In order to take advantage of the favorable tax attributes associated with such options, it is proposed that the stockholders approve the Plan.

There are 7,500,000 shares of Common Stock of the Company available for grant to participants designated by the Committee under the Plan. A copy of the Plan is attached to this Proxy Statement as Appendix C and the following description is qualified in its entirety by reference to the complete text of the Plan.

OUTSTANDING OPTIONS. As of April 17, 2003, no options to shares of the Company's common had been granted under the Plan. Accordingly, options to purchase 7,500,000 shares of common stock remain available for future grant under the Plan.

EQUITY  COMPENSATION  PLAN  INFORMATION.

As of the date of its most recently completed fiscal year end of November 30, 2002, the Company did not have any equity compensation plans under which shares of its common stock had been authorized for issuance to its officers, directors, employees and consultants.

DESCRIPTION OF THE PLAN. The Board of Directors has determined that in order to attract and retain employees and consultants and to provide additional incentive for directors, officers, employees and consultants, upon whose efforts and judgment the success of the Company is largely dependent, the Plan should be adopted to permit the plan administrator (the "Committee") the right to grant either non-qualified stock options ("NQSO Options") or incentive stock options ("ISO Options") under the features provided for by the Code. The Board believes that the best interest of the Company will be served by the availability of both NQSO Options and ISO Options.

THE COMMITTEE. The Plan provides for the granting by the Committee of Options to directors, officers, employees and consultants of the Company. The shares subject to the Plan will be registered at the Company's expense pursuant to the Securities Act of 1933, as amended (the "Act"), and applicable state securities acts, or will be issued by the Company pursuant to exemptions from the registration requirements of the Act and applicable state securities acts. The Committee administers and interprets the Plan and has authority to grant Options to all eligible persons. The Committee also determines, at the time the Option is granted, the number of shares granted, the type of option (NQSO Options or ISO Options), the purchase or exercise price, the vesting and expiration period of the option and other applicable terms of the option grant. To date the entire Board has acted as the Committee.

STOCK OPTIONS. The Plan provides for the issuance of either NQSO Options or ISO Options to employees, directors and consultants of the Company and its subsidiaries, including any officer or director who is an employee of the Company for the purchase of shares of the Company's Common Stock from the 7,500,000 shares, which have been set aside for such purpose. Under the provisions of the Plan, it is intended that the ISO Options granted thereunder will qualify as options granted pursuant to Section 422 of the Code, which will provide certain favorable tax consequences to participants who are granted and elect to exercise such Options. The Committee may grant either NQSO Options or ISO Options for such number of shares to eligible participants as the Committee from time to time shall determine and designate. Shares involved in the unexercised portion of any terminated or expired Option may again be subjected to Options. The Committee is vested with discretion in determining the terms, restrictions and conditions of each Option. The option price of the Common Stock to be issued under the Plan will be determined by the Committee, provided that such price may not be less than 85% of the fair market value of the shares on the day prior to the date of grant for NQSO Options and 100% for the fair market value for ISO Options. Furthermore, if the participant owns greater than 10% of the total combined voting power of all classes of capital stock of the Company, the exercise price of ISO Options may not be less than 110% of the fair market value of the

Common Stock on the day prior to the date of the grant and the ISO Options cannot be exercised more than five years after the grant. The fair market value of a share of the Company's Common Stock will initially be determined by averaging the closing high bid and low asked quotations for such share on the date of grant in the over-the-counter market (NASD Electronic Bulletin Board).

Options granted under the Plan are exercisable in such amounts, at such intervals and upon such terms as the Committee shall provide in such Option. With respect to ISO Options, the aggregate fair market value (determined as of the date the ISO Option is granted) of the stock with respect to which any ISO Option is exercisable for the first time by a participant during any calendar year under the Plan (and under all incentive stock option plans of the Company and its subsidiaries qualified under the Code) shall not exceed $100,000. Upon the exercise of a NQSO Option or an ISO Option, the option price and any applicable withholding taxes must be paid in full by:

- cash or check for an amount equal to the aggregate stock option exercise price for the number of shares being purchased;

- in the discretion of the Committee, upon such terms as the Committee may approve, a copy of instructions to a broker directing such broker to sell the common stock for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Option;

- in the discretion of the Committee, upon such terms as the Committee may approve, shares of Company common stock owned by the optionee, duly endorsed for transfer to the Company, with a fair market value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such stock option or portion is thereby exercised; or

- other consideration having equivalent value at the time of purchase as the Committee may determine.

An employee or consultant option will terminate at the earliest of the following dates:

-    the  termination  date  specified  in  the  applicable  option  agreement;

- three (3) months after employment or consultant agreement with the Company or its subsidiaries terminates; or

- one (1) year after employment or the consultant agreement with the Company or its subsidiaries terminates due to death or permanent and total disability.

Options otherwise expire a maximum of ten (10) years after the date on which the Option is granted, the actual term to be determined by the Committee. An Option is not transferable or assignable except by will or the laws of descent and distribution.

Options will become exercisable by the participants in such amounts and at such times as shall be determined by the Committee in each individual grant. Options are not transferable except by will or by the laws of descent and distribution.

STOCK SUBJECT TO THE PLAN. As adopted, the Committee was authorized to grant Options exercisable to acquire up to 7,500,000 shares of the Company's common stock.

PARTICIPANTS. As of the date of this Proxy Statement, no Options have been granted. It is impossible at this time to determine who in the future among the eligible participants may be selected to receive additional NQSO Options and ISO Options under the Plan or the number of shares of the Company's Common Stock which may be optioned to any eligible participant. It is expected, however, that these determinations will be made on the basis of the eligible person's responsibilities and present and potential contributions to the success of the Company as indicated by the Committee's evaluation of the position such eligible person occupies.

ADJUSTMENTS. If there is any material change in the Company's shares through or by means of a declaration of a stock dividend, reverse stock split, stock split or recapitalization of stock, reorganization, merger, consolidation, separation or otherwise, the number of shares available under the plan, the shares subject to any option, and the purchase price thereof will be adjusted appropriately by the Committee and the adjustment will be effective and binding for all purposes of the plan. If the Company participates in a merger, amalgamation, reorganization, consolidation or a sale of all or substantially all of the Company's assets, pursuant to an agreement with another company where the Company is not the surviving company, any unexercised options granted under the plan will be deemed cancelled unless the surviving company elects to assume the options under the plan or to issue substitute options in place of the options previously granted. If such options would be cancelled, the optionee will have the right to exercise the previously granted options, in whole or in part, without regard to any installment exercise provisions in the optionee's option agreement, during the ten (10) day period ending the fifth (5) day prior to such transaction.

TERMINATION AND AMENDMENT. The Plan terminates as of midnight on April 15, 2013, but prior thereto may be altered, changed, modified, amended or terminated by written amendment approved by the Board of Directors. Provided, that the Board of Directors must first obtain the approval of stockholders for any plan amendment that results in an increase in the total number of shares covered by the plan, changes the class of persons eligible to receive options granted under the plan, reduces the exercise price of options granted under the plan, extends the latest date upon which options may be exercised or for any other action where shareholder approval is required pursuant to any applicable law, rule or regulation. No amendment, modification or termination of the Plan shall in any manner adversely affect any Option previously granted under the Plan without the consent of the optionee except as described under "Adjustments" above.

EFFECTIVE DATE. The Plan became effective April 15, 2003. The Company expects that the ISO Options and NQSO Options granted under the Plan will be afforded the U.S. federal income tax treatment as described under "Federal Income Tax Consequences," below.

US FEDERAL INCOME TAX CONSEQUENCES. A participant receiving a NQSO Option under the Plan will not be in receipt of income under the Code and the applicable Treasury Regulations thereunder, upon the grant of the NQSO Option. However, he will realize income at the time the NQSO Option is exercised in an amount equal to the excess of the fair market value of the Common Stock acquired on the date of exercise or six months thereafter with respect to a participant subject to
Section 16(b) of the Securities Exchange Act of 1934, as amended, unless such participant elects to include such excess in income on the exercise date under
Section 83 of the Code, over the purchase price. The amount of income realized by a participant will be treated as ordinary income, and the Company will be entitled to deduct that same amount as a compensation expense. The tax basis of any Common Stock received by a participant will be its fair market value on the exercise date.

The granting of ISO Options will not produce income under the Code and the applicable Treasury Regulations to the participant and will not result in a tax deduction to the Company. Upon exercise of such rights, any cash a participant receives and the fair market value on the exercise date of any Common Stock received will be taxable to the participant as ordinary income. The amount of income recognized by a participant will be deductible by the Company. The tax basis of any Common Stock received by a participant will be its fair market value on the exercise date.

Upon the granting of ISO Options, no taxable event will occur to a participant upon such grant or upon the exercise of ISO Options and the Company will not be entitled to federal income tax deductions as the result. When a participant disposes of the shares acquired under an ISO Option, the difference between the option price and the selling price will be treated as long-term capital gain (or loss) if the shares are held for the requisite period of time. Under these constraints, shares may not be disposed of within two years from the date of the grant, or within one year after the shares are received in exercise of the

Option. The holding periods are not applicable in the event of death of the shareholder. If shares acquired pursuant to an ISO Option under the Plan are disposed of prior to the end of these periods, generally the amount received which exceeds the price paid for the stock will be ordinary income to the optionee, and there will be a corresponding deduction to the Company for federal income tax purposes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE 2003 STOCK OPTION PLAN.

                              PROPOSAL NUMBER FIVE

            APPROVAL OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The board of directors has selected Morgan & Company to act as the independent public accountants of the Company for the fiscal year ending November 30, 2003. The board of directors recommends that the shareholders of the Company approve the appointment of Morgan & Company as the independent public accountants of the Company to hold office until the next annual general meeting of the Company. Morgan & Company served as the independent public accountants of the Company for the fiscal year ending November 30, 2002.

The Company anticipates that no representatives of Morgan & Company will be present at the Meeting. Morgan & Company will have the opportunity to make statements at the Meeting if they desire to do so. Morgan & Company are not expected to be available at the Meeting to respond to appropriate questions.

CHANGE  OF  AUDITOR

KPMG LLP (the "Former Accountant") resigned as principal accountants for the Company on October 9, 2001. The Company engaged Morgan & Company, Chartered
Accountants as its principal accountants effective October 9, 2001. The decision to change accountants was approved by the Company's board of directors.

The Former Accountant's report dated March 14, 2001 on the Company's consolidated financial statements as of and for the fiscal years ended November 30, 2000 and 1999 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as indicated in the following paragraph.

The Former Accountant's auditors' report on the consolidated financial statements of the Company as of and for the years ended November 30, 2000 and 1999, contained a separate paragraph stating that "the financial statements are affected by conditions and events that cast substantial doubt as to the Company's ability to continue as a going concern, such as those disclosed in
Note 2(a) to the financial statements." Management's plans in regard to these matters are also described in Note 2(a). The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In connection with the audits of the two fiscal years ended November 30, 2000 and 1999 and the subsequent interim period through October 9, 2001, there were no disagreements with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in its report on the financial statements for such year.

In connection with the audits of the two fiscal years ended November 30, 2000 and 1999 and the subsequent interim period through to October 9, 2001, the Former Accountant did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

The Company provided the Former Accountant with a copy of the foregoing disclosures and requested in writing that the Former Accountant furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. The Former Accountant provided the requested letter and a copy was filed by the Company as an exhibit to the Company's Current Report on the Form 8-K reporting the change of auditor and filed with the SEC on October 12, 2001.

AUDIT  AND  RELATED  FEES

The aggregate fees billed for the fiscal year ended November 30, 2002 by the Company's principal accountant, Morgan & Company, for the audit of the Company's annual financial statements and review of the Company's financial statements included in its Quarterly Reports on Form 10-QSB was $18,400. The aggregate fees billed for the fiscal year ended November 30, 2001 by the Company's principal accountant, Morgan & Company, and the Company's prior accountant, KPMG, LLP, for the audit of the Company's annual financial statements and review of the Company's financial statements included in its Quarterly

Reports on Form 10-QSB was $27,400. These fees included services provided by the accountants in connection with statutory and regulatory filings and engagements for these years. The aggregate fees billed in each of the last two fiscal years for professional services rendered by Morgan & Company for tax compliance, tax advice and tax planning services was $10,740. Services in connection with tax fees included review and preparation of U.S. tax returns, supporting schedules and adjustments.

There are no fees billed by Morgan & Company or KPMG, LLP for professional services rendered for information technology services relating to financial information systems design and implementation for the fiscal year ended November 30, 2002.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPROVAL OF THE APPOINTMENT OF MORGAN & COMPANY AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2003.

                           FORWARD-LOOKING STATEMENTS

This proxy statement includes statements that are not historical facts. These statements are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 and are based, among other things, on the Company's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. The Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.


                          FUTURE STOCKHOLDER PROPOSALS

It is anticipated that the release date for the Company's proxy statement and form of proxy for this current annual meeting of shareholders will be May 6, 2003. The deadline for submittals of shareholder proposals to be included in the proxy statement and form of proxy for the Company's 2004 annual general meeting of shareholders will be January 6, 2004. Shareholder proposals must satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals and the Company's bylaws in order to be included in the Company's proxy statement for that meeting.

Stockholder proposals should be directed to the Company's Secretary, at the address of the Company set forth in this Proxy Statement.


                       WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Company files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov, that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.


By Order of the Board of Directors of SILVERADO GOLD MINES LTD.




JOHN  MACKAY
Corporate  Secretary

Vancouver,  British  Columbia
April  28,  2003

                                   APPENDIX A

                            TO THE PROXY STATEMENT OF

                            SILVERADO GOLD MINES LTD.

             FOR THE 2003 ANNUAL GENERAL MEETING OF ITS SHAREHOLDERS








                             AUDIT COMMITTEE CHARTER

            CHARTER FOR THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                       OF

                            SILVERADO GOLD MINES LTD.


I.   PURPOSE

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Silverado Gold Mines Ltd., a British Columbia company (the "Company") shall assist the Board of Directors with respect to the Board's oversight of:

A.   The  quality  and  integrity  of  the  Company's  financial  statements;

B.   The  Company's  compliance  with  legal  and  regulatory  requirements;

C.   The  independent  auditors'  qualifications  and  independence;  and

D. The performance of the Company's internal accounting function and independent auditors.


II.   STRUCTURE  AND  OPERATIONS

A.   Composition
     -----------

     The Committee shall be comprised of two or more members of the Board of Directors.

B.   Qualifications
     --------------

     Each member of the audit committee must be a member of the board of directors of the listed issuer, and must otherwise be independent. In order to be considered to be independent, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

     1. Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

     2.   Be  an  affiliated  person  of  the  issuer or any subsidiary thereof.

     At least one member of the Committee must be a financial expert. The term "financial expert" means a person who has the following attributes:

     (a) An understanding of generally accepted accounting principles and financial statements;

     (b) The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     (c) Experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements or experience actively supervising one or more persons engaged in such activities;

     (d) An understanding of internal controls and procedures for financial reporting; and

     (e)  An  understanding  of  audit  committee  functions.

     A    person  shall  have  acquired  such  attributes  through:

     (a) Education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

     (b) Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

     (c) Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

     (d)  Other  relevant  experience.

     Each member of the Committee be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement.

C.   Appointment  and  Removal
     -------------------------

     In accordance with the By-Laws of the Company, the members of the Committee shall be appointed by the Board of Directors and shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. Any member of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

D.   Chair
     -----

     The members of the Committee shall designate a Chair by the majority vote of the full Committee membership. The Chair shall set the agendas for and chair Committee meetings.

E.   Sub-Committees
     --------------

     The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.


III. MEETINGS

The Committee shall meet at least four times in each fiscal year, or more frequently as circumstances dictate. As part of its goal to foster open communication, the Committee may periodically meet separately with each of management and the independent auditors to discuss any matters that the Committee or any of these groups believes would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditors and management annually to review the Company's financial statements in a manner consistent with Section IV of this Charter.

The Committee may invite to its meetings any director, any manager of the Company, and any other person whom it deems appropriate to consult in order to carry out its responsibilities. The Committee may also exclude from its meetings any person it deems appropriate to exclude in order to carry out its responsibilities.

IV.  DUTIES

A.   Introduction
     ------------

     The following functions shall be the common recurring duties of the Committee in carrying out its purposes outlined in Section I of this Charter. These duties should serve as a guide with the understanding that the Committee may fulfill additional duties and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in Section I of this Charter.

     The Committee, in discharging its oversight role, is empowered to study or investigate any matter of interest or concern which the Committee in its sole discretion deems appropriate for study or investigation by the Committee.

     The Committee shall be given full access to the Company's internal accounting staff, Board of Directors, managers, other staff and independent auditors as necessary to carry out these duties. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors.

B.   Powers  and  Responsibilities

     The Committee will have the following responsibilities and will be vested with the powers and authorities set forth below in order to perform and discharge these responsibilities:

     1. The Audit Committee shall have the sole authority to appoint or replace the independent auditors subject, if applicable, to shareholder ratification as required by the Company's charter.

     2. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work.

     3.   The  independent auditor shall report directly to the Audit Committee.

     4. The Committee shall approve all audit engagement fees and terms and all significant non-audit engagements with the independent auditors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     5. The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

     6. The Audit Committee shall consult with management but shall not delegate these responsibilities.

     7. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special independent legal, accounting or other consultants to advise the Committee advisors.

     8. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     9. The Audit Committee shall meet with management, the internal auditors and the independent auditor in separate executive sessions at least quarterly. The Audit Committee may also, to the extent it deems necessary or appropriate, meet with the Company's investment bankers or financial analysts who follow the Company.

     10.  The  Audit  Committee  shall  make  regular  reports  to  the  Board.

     11. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

     12. The Audit Committee shall annually review the Audit Committee's own performance.

C.   Financial  Statement  and  Disclosure  Matters
     ----------------------------------------------

The  Audit  Committee,  to  the extent it deems necessary or appropriate, shall:

     1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-KSB.

     2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-QSB, including the results of the independent auditor's' reviews of the quarterly financial statements.

     3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

     4.   Review and discuss quarterly reports from the independent auditors on:

          (a)  All  critical  accounting  policies  and  practices  to  be used.

          (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

          (c) Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences., the development, selection and disclosure of critical accounting estimates, and analyses of the effect of alternative assumptions, estimates or GAAP methods on the Company's financial statements.

     5. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

          (a) The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

          (b) The management letter provided by the independent auditor and the Company's response to that letter.

          (c) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

D.   Oversight  of  the  Company's  Relationship  with  the  Independent Auditor
     ---------------------------------------------------------------------------

     The  Committee  will:

     1. Review and evaluate the experience and qualifications of the senior members lead partner of the independent auditor team.

     2. Obtain and review a report from the independent auditor at least annually regarding:

          (a)  the  independent  auditor's  internal quality-control procedures;

          (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm;

          (c)  any  steps  taken  to  deal  with  any  such  issues;  and

          (d) all relationships between the independent auditor and the Company.

     3. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the internal auditors.

     4. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board and, if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditor.

     5. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

     6. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the lead audit partner or even the independent auditing firm itself on a regular basis.

     7. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who were engaged on the Company's account participated in any capacity in the audit of the Company.

     8. Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

     9. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

E.   Oversight  of  the  Company's  Internal  Audit  Function
     --------------------------------------------------------

     The  Committee  will:

     1. Review the appointment and replacement of the senior internal auditing executive.

     2. Review the significant reports to management prepared by the internal auditing department and management's responses.

     3. Discuss with the independent auditor and management the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

F.   Compliance  Oversight  Responsibilities
       ---------------------------------------

     The  Committee  will:

     1. Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

     2. Obtain reports from management, the Company's senior internal auditing executive and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics.

     3. Review reports and disclosures of insider and affiliated party transactions.

     4. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

     5. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     6. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any employee complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

     7. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

G.   Limitation  of  Audit  Committee's  Role
     ----------------------------------------

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                                   APPENDIX B

                            TO THE PROXY STATEMENT OF

                            SILVERADO GOLD MINES LTD.

             FOR THE 2003 ANNUAL GENERAL MEETING OF ITS SHAREHOLDERS

                                     FORM 19
                                  (Section  348)

                            PROVINCE  OF  BRITISH  COLUMBIA


                                          Certificate  of
                                          Incorporation  No.  57126


                                   COMPANY  ACT

                               SPECIAL  RESOLUTION


     The following special resolution was passed by the company referred to below on the date stated:

Name  of  Company:          SILVERADO  GOLD  MINES  LTD.

Date  resolution  passed:

Resolution:

"RESOLVED,  as  a  special  resolution,  that:

1.   the  Articles  of  the Company be altered by repealing the existing Section
     7.5 of the Articles and replacing with a new Section 7.5 as set forth below:

     "7.5 At all general meetings, except where otherwise provided by the Company Act or in these Articles, the presence of shareholders, either in person or by proxy, representing not less than one-third (33 1/3%) of the outstanding shares entitled to vote shall constitute a quorum for the transaction of business. In the event that a quorum is not present at a general meeting, then the meeting will be adjourned for a period of two weeks and will be reconvened at the same time on the date that is two weeks from the date of the originally scheduled meeting, at which time the quorum will be two persons entitled to vote. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum."

2. the Board of Directors be authorized, in their sole discretion and without further approval of the members of the Company, to amend this special resolution as may be necessary to comply with any applicable legislation or the policies of such regulatory authorities and to revoke this special resolution before it is acted upon without further approval of the members of the Company."

Certified  a  true  copy  the  ____  day  of  ____,  2003.


                                        (Signature) ____________________________

                          (Relationship to Company) ____________________________






                          FORM 19 - SPECIAL RESOLUTION

                                   APPENDIX C

                            TO THE PROXY STATEMENT OF

                            SILVERADO GOLD MINES LTD.

             FOR THE 2003 ANNUAL GENERAL MEETING OF ITS SHAREHOLDERS








                             2003 STOCK OPTION PLAN

                            2003 STOCK OPTION PLAN OF



                            SILVERADO GOLD MINES LTD.

                                 APRIL 15, 2003







                           A British Columbia Company

                                STOCK OPTION PLAN
                                       OF
                            SILVERADO GOLD MINES LTD.

                                TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

PURPOSE  OF  THE  PLAN                                                      1

TYPES  OF  STOCK  OPTIONS                                                   1

DEFINITIONS                                                                 1

ADMINISTRATION  OF  THE  PLAN                                               2

GRANT  OF  OPTIONS                                                          3

STOCK  SUBJECT  TO  PLAN                                                    3

TERMS  AND  CONDITIONS  OF  OPTIONS                                         3

TERMINATION  OR  AMENDMENT  OF  THE  PLAN                                   7

INDEMNIFICATION                                                             7

EFFECTIVE  DATE  AND  TERM  OF  THE  PLAN                                   8

                                STOCK OPTION PLAN
                                       OF
                            SILVERADO GOLD MINES LTD.

                           A British Columbia Company


================================================================================


1.     PURPOSE  OF  THE  PLAN

The purpose of this Plan is to strengthen Silverado Gold Mines Ltd. (hereinafter the "Company") by providing incentive stock options as a means to attract, retain and motivate key corporate personnel, through ownership of stock of the Company, and to attract individuals of outstanding ability to render services to and enter the employment of the Company or its subsidiaries.

2.     TYPES  OF  STOCK  OPTIONS

There shall be two types of Stock Options (referred to herein as "Options" without distinction between such different types) that may be granted under this
Plan: (1) Options intended to qualify as Incentive Stock Options under Section 422 of the Internal Revenue Code ("Qualified Stock Options"), and (2) Options not specifically authorized or qualified for favorable income tax treatment under the Internal Revenue Code ("Non-Qualified Stock Options").

3.     DEFINITIONS

The  following  definitions  are  applicable  to  the  Plan:

(1)  Board.  The  Board  of  Directors  of  the  Company.

(2)  Code.  The  Internal  Revenue  Code  of 1986, as amended from time to time.

(3)  Common  Shares.  The  Common  Shares  of  the  Company.

(4)  Company.  Silverado  Gold  Mines  Ltd.,  a  British  Columbia  company.

(5) Consultant. An individual or entity that renders professional services to the Company as an independent contractor and is not an employee or under the direct supervision and control of the Company.

(6) Disabled or Disability. For the purposes of Section 7, a disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is Disabled or has a Disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

(7) Fair Market Value. For purposes of the Plan, the "fair market value" per Common Share of the Company at any date shall be: (a) if the Common Shares are listed on an established stock exchange or exchanges or the NASDAQ National Market, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded or as reported by NASDAQ; or (b) if the

     Common Shares are not then listed on an exchange or the NASDAQ National Market, but is quoted on the NASDAQ Small Cap Market, the NASDAQ electronic bulletin board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per Common Share as quoted by NASDAQ or the National Quotation Bureau, as the case may be, on the last trading day immediately preceding such date; or (c) if the Common Shares are not then listed on an exchange or the NASDAQ National Market, or quoted by NASDAQ or the National Quotation Bureau, an amount determined in good faith by the Plan Administrator.

(8) Incentive Stock Option. Any Stock Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

(9) Non-Qualified Stock Option. Any Stock Option that is not an Incentive Stock Option.

(10) Optionee.  The  recipient  of  a  Stock  Option.

(11) Plan Administrator. The board or the Committee designated by the Board pursuant to Section 4 to administer and interpret the terms of the Plan.

(12) Stock  Option.  Any  option  to  purchase Common Shares granted pursuant to
     Section  7.

4.     ADMINISTRATION  OF  THE  PLAN

This Plan shall be administered by the Board of Directors or by a Compensation Committee (hereinafter the "Committee") composed of members selected by, and serving at the pleasure of, the Board of Directors (the "Plan Administrator").
Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, to select, from time to time, among the eligible employees and non-employee consultants (as determined pursuant to Section 5) of the Company and its subsidiaries those employees and consultants to whom Stock Options will be granted, to determine the duration and manner of the grant of the Options, to determine the exercise price, the number of shares and other terms covered by the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Committee or Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

If a Committee is established, all of the members of the Committee shall be persons who, in the opinion of counsel to the Company, are outside directors and "non-employee directors" within the meaning of Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission. -From time to time, the Board may increase or decrease the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable.

At the option of the Board, the entire Board of Directors of the Company may act as the Plan Administrator.

5.     GRANT  OF  OPTIONS

The  Company is hereby authorized to grant Incentive Stock Options as defined in section 422 of the Code to any employee or director (including any officer or director who is an employee) of the Company, or of any of its subsidiaries; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price is at least 110% of the fair market value of the shares subject to the Option, and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

An employee may receive more than one Option under the Plan. Non-Employee Directors shall be eligible to receive Non--Qualified Stock Options in the discretion of the Plan Administrator. In addition, Non--Qualified Stock Options may be granted to employees, officers, directors and consultants who are selected by the Plan Administrator.

6.     SHARES  SUBJECT  TO  PLAN

The shares available for grant of Options under the Plan shall be the Company's authorized but unissued, or reacquired, Common Shares. Subject to adjustment as provided herein, the maximum aggregate number of Common Shares that may be optioned and sold under the Plan is 7,500,000 shares.

The maximum number of shares for which an Option may be granted to any Optionee during any calendar year shall not exceed three percent (3%) of the issued and outstanding Common Shares of the Company. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the Common Shares allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with regard to such shares.

7.     TERMS  AND  CONDITIONS  OF  OPTIONS

Options granted under the Plan shall be evidenced by agreements (which need not be identical) in such form and containing such provisions that are consistent with the Plan as the Plan Administrator shall from time to time approve. Such agreements may incorporate all or any of the terms hereof by reference and shall comply with and be subject to the following terms and conditions:

(1) Number of Shares. Each Option agreement shall specify the number of shares subject to the Option.

(2) Option Price. The purchase price for the shares subject to any Option shall be determined by the Plan Administrator at the time of the grant, but shall not be less than 85% of Fair Market Value per share. Anything to the contrary notwithstanding, the purchase price for the shares subject to any Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Shares of the Company on the date the Stock Option is granted. In the case of any Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, the Option price shall not be less than 110% of the Fair Market Value per share of the Company's Common Shares on the date the Option is granted. For purposes of determining the stock ownership of an employee, the attribution rules of Section 424(d) of the Code shall apply.

(3) Notice and Payment. To the extent permitted by applicable law, any exercisable portion of a Stock Option may be exercised only by: (a) delivery of a written notice to the Company prior to the time when such Stock Option becomes unexercisable herein, stating the number of shares bring purchased and complying with all applicable rules established by the Plan Administrator; (b) payment in full of the exercise price of such Option by, as applicable, delivery of: (i) cash or check for an amount equal to the aggregate Stock Option exercise price for the number of shares being purchased, (ii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, a copy of instructions to a broker directing such broker to sell the Common Shares for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Stock Option (a "cashless exercise"), or (iii) in the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Company's Common Shares owned by the Optionee, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the aggregate purchase price of the shares with respect to which such Stock Option or portion is thereby exercised (a "stock-for-stock exercise"); (c) payment of the amount of tax required to be withheld (if any) by the Company, or any parent or subsidiary corporation as a result of the exercise of a Stock Option. At the discretion of the Plan Administrator, upon such terms as the Plan Administrator shall approve, the Optionee may pay all or a portion of the tax withholding by: (i) cash or check payable to the Company, (ii) a cashless exercise, (iii) a stock-for-stock exercise, or (iv) a combination of one or more of the foregoing payment methods; and (d) delivery of a written notice to the Company requesting that the Company direct the transfer agent to issue to the Optionee (or his designee) a certificate for the number of Common Shares for which the Option was exercised or, in the case of a cashless exercise, for any shares that were not sold in the cashless exercise. Notwithstanding the foregoing, the Company, in its sole discretion, may extend and maintain, or arrange for the extension and maintenance of credit to any Optionee to finance the Optionee's purchase of shares pursuant to the exercise of any Stock Option, on such terms as may be approved by the Plan Administrator, subject to applicable regulations of the Federal Reserve Board and any other laws or regulations in effect at the time such credit is extended.

(4) Terms of Option. No Option shall be exercisable after the expiration of the earliest of: (a) ten years after the date the Option is granted, (b) three months after the date the Optionee's employment with the Company and its subsidiaries terminates, or a Non-Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is for any reason other than Disability or death, (c) one year after the date the Optionee's employment with the Company, and its subsidiaries, terminates, or a Non--Employee Director or Consultant ceases to provide services to the Company, if such termination or cessation is a result of death or Disability; provided, however, that the Option agreement for any Option may provide for shorter periods in each of the foregoing instances. In the case of an Incentive Stock Option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, the term set forth in (a) above shall not be more than five years after the date the Option is granted.
(5) Exercise of an Option. No Option shall be exercisable during the lifetime of an Optionee by any person other than the Optionee. Subject to the foregoing, the Plan Administrator shall have the power to set the time or times within which each Option shall vest or be exercisable and to accelerate the time or times of vesting and exercise; provided, however each Option shall provide the right to exercise at the rate of at least 20% per year over five years from the date the Option is granted. Unless otherwise provided by the Plan Administrator, each Option will not be subject to any vesting requirements. To the extent that an Optionee has the right to exercise an Option and purchase shares pursuant hereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

(6) No Transfer of Option. No Option shall be transferable by an Optionee otherwise than by will or the laws of descent and distribution.

(7) Limit on Incentive Stock Option. The aggregate Fair Market Value (determined at the time the Option is granted) of the stock with respect to which an Incentive Stock Option is granted and exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and its subsidiaries) shall not exceed $100,000. To the extent the aggregate Fair Market Value (determined at the time the Stock Option is granted) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by an Optionee during any calendar year (under all Incentive Stock Option plans of the Company and any parent or subsidiary corporations) exceeds $100,000, such Stock Options shall be treated as Non--Qualified Stock Options. The determination of which Stock Options shall be treated as Non--Qualified Stock Options shall be made by taking Stock Options into account in the Order in which they were granted.

(8) Restriction on Issuance of Shares. The issuance of Options and shares shall be subject to compliance with all of the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under state securities laws. If an Optionee acquires Common Shares pursuant to the exercise of an Option, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by the Option that the Common Shares be subject to restrictions on transfer. The Company may place a legend on the share certificates reflecting the fact that they are subject to restrictions on transfer pursuant to the terms of this Section. In addition, the Optionee may be required to execute a buy-sell agreement in favor of the Company or its designee with respect to all or any of the shares so acquired. In such event, the terms of any such agreement shall apply to the optioned shares.

(9) Investment Representation. Any Optionee may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise will be acquired for investment and without a view toward distribution thereof, and in such case, the Company may place a legend on the share certificate(s) evidencing the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

(10) Rights as a Shareholder or Employee. An Optionee or transferee of an Option shall have no right as a stockholder of the Company with respect to any shares covered by any Option until the date of the issuance of a share certificate for such shares. No adjustment shall be made for dividends (Ordinary or extraordinary, whether cash, securities, or other property), or distributions or other rights for which the record date is prior to the date such share certificate is issued, except as provided in paragraph (13) below. Nothing in the Plan or in any Option agreement shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with any right of the Company or any subsidiary to terminate the Optionee's employment at any time.

(11) No Fractional Shares. In no event shall the Company be required to issue fractional shares upon the exercise of an Option.

(12) Exercise in the Event of Death. In the event of the death of the Optionee, any Option or unexercised portion thereof granted to the Optionee, to the extent exercisable by him or her on the date of death, may be exercised by the Optionee's personal representatives, heirs, or legatees subject to the provisions of paragraph (4) above.

(13) Recapitalization or Reorganization of the Company. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made
     (1) in the number and class of shares subject to the Plan, (2) to the Option rights granted under the Plan, and (3) in the exercise price of such Option rights, in the event that the number of Common Shares of the Company are increased or decreased as a result of a stock dividend (but only on Common Shares), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company. In the event there shall be any other change in the number or kind of the outstanding Common Shares of the Company, or any stock or other securities into which such common shares shall have been changed, or for which it shall have been exchanged, whether by reason of a complete liquidation of the Company or a merger, reorganization, or consolidation with any other corporation in which the Company is not the surviving corporation, or the Company becomes a wholly-owned subsidiary of another corporation, then if the Plan Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment to Common Shares currently subject to Options under the Plan, or to prices or terms of outstanding Options, such adjustment shall be made in accordance with such determination.

     To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustment shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result from any adjustment of Options pursuant to this Section. In case of any such adjustment, the shares subject to the Option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each Optionee whose Options shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

     In the event of a complete liquidation of the Company or a merger, reorganization, or consolidation of the Company with any other corporation in which the Company is not the surviving corporation, or the Company becomes a wholly-owned subsidiary of another corporation, any unexercised Options granted under the Plan shall be deemed cancelled unless the surviving corporation in any such merger, reorganization, or consolidation elects to assume the Options under the Plan or to issue substitute Options in place thereof; provided, however, that notwithstanding the foregoing, if such Options would be cancelled in accordance with the foregoing, the Optionee shall have the right exercisable during a ten-day period ending on the fifth day prior to such liquidation, merger, or consolidation to exercise such Option in whole or in part without regard to any installment exercise provisions in the Option agreement.

(14) Modification, Extension and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Plan Administrator may modify, extend or renew outstanding options granted under the Plan and accept the surrender of outstanding Options (to the extent not theretofore exercised). The Plan Administrator shall not, however, without the approval of the Board, modify any outstanding Incentive Stock Option in any manner that would cause the Option not to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code. Notwithstanding the foregoing, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights of the Optionee under the Option.

(15) Other Provisions. Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

8.     TERMINATION  OR  AMENDMENT  OF  THE  PLAN

The Board may at any time terminate or amend the Plan; provided that, without approval of the holders of a majority of the Common Shares of the Company represented and voting at a duly held meeting at which a quorum is present or the written consent of a majority of the outstanding Common Shares, there shall be (except by operation of the provisions of paragraph (13) above) no increase in the total number of shares covered by the Plan, no change in the class of persons eligible to receive options granted under the Plan, no reduction in the limits for determination of the minimum exercise price of Options granted under the Plan, and no extension of the limits for determination of the latest date upon which Options may be exercised; and provided further that, without the consent of the Optionee, no amendment may adversely affect any then outstanding Option or any unexercised portion thereof.

9.     INDEMNIFICATION

In addition to such other rights of indemnification as they may have as members of the Board Committee that administers the Plan, the members of the Plan Administrator shall be indemnified by the Company against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein to which they, or any of them, may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against any and all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company). In addition, such members shall be indemnified by the Company for any amount paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall have been adjudged that such member is liable for negligence or misconduct in the performance of his or her duties, provided however that within sixty (60) days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

10.     EFFECTIVE  DATE  AND  TERM  OF  THE  PLAN

This Plan shall become effective (the "Effective Date") on the date of adoption by the board of directors. Unless sooner terminated by the Board in its sole discretion, this Plan will expire on April 15, 2013.

IN WITNESS WHEREOF, the Company by its duly authorized officer, has caused this Plan to be executed as of the 15th day of April, 2003.


SILVERADO  GOLD  MINES  LTD.


/s/ GARRY  L.  ANSELMO
__________________________
By:     GARRY  L.  ANSELMO
Its:    PRESIDENT

                            SILVERADO GOLD MINES LTD.
   PROXY FOR THE 2003 ANNUAL MEETING OF THE SHAREHOLDERS OF SILVERADO GOLD MINES
                                      LTD.

         THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT OF THE COMPANY

The undersigned hereby appoints GARRY L. ANSELMO, President and a director of the Company, or failing him, JOHN R. MACKAY, Secretary of the Company, or, alternatively, ___________________________________, as proxyholder, to attend the 2003 Annual General Meeting of the Company to be held at The Melville Room, Main Floor, 1111 West Georgia Street, Vancouver, BC V6E 4M3 on Friday, May 30, 2003 at 9:00 a.m. and at any adjournment thereof and to vote the shares in the capital of the Company held by the undersigned with respect to the matters indicated below as directed below:

Please  mark  your  votes  as  indicated:  [X]

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder.

IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE INCREASE TO THE NUMBER OF DIRECTORS, THE ELECTION OF THE NAMED NOMINEES TO THE BOARD, THE APPROVAL OF THE 2003 STOCK OPTION PLAN, THE AMENDMENT TO THE ARTICLES TO INCREASE THE QUORUM REQUIREMENT FOR MEETINGS OF SHAREHOLDERS AND THE APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.


1.   Fixing  the  Number  of  Directors  for  the Ensuing Year at Four Directors

     IN  FAVOUR          AGAINST                    ABSTAIN
      [__]               [__]                       [__]


2. Election Of Directors: Nominees - Garry L. Anselmo, James Dixon, Stuart McCulloch and Peter Rook-Green

VOTE  FOR       WITHOLD  VOTE          For All Nominees Except those Written on
Election of     for Election of        the Lines Below
nominees        nominees
[__]            [__]                   [__]     ------------    ------------
                                                ------------    ------------

3. Approval, as a special resolution, of the Amendment to the Articles of the Company to Increase the Quorum Requirement for Meetings of Shareholders

     IN  FAVOUR          AGAINST                    ABSTAIN
      [__]               [__]                       [__]


4.   Approval  of  2003  Stock  Option  Plan

     IN  FAVOUR          AGAINST                    ABSTAIN
      [__]               [__]                       [__]


5. Appointment of Morgan & Company, Chartered Accountants, as the Company's independent auditor and authorizing the Board of Directors to fix the remuneration to be paid to the auditor

     VOTE  FOR          WITHHOLD  VOTE               ABSTAIN
     [__]               [__]                         [__]


In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE  UNDERSIGNED  HEREBY  REVOKES  ANY  PROXY  PREVIOUSLY  GIVEN.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Total  Number  of  Shares
Represented  by  this  Proxy:                ---------------------------  Shares

Please  Print  Name:                         -----------------------------------

Date:                                        ------------------------------,2003


                                             -----------------------------------
                                             Signature  of  Shareholder

                                             -----------------------------------
                                             Signature  of  Shareholder,
                                             if  held  jointly